Exhibit 99.4

PRO FORMA CONDENSED COMBINED BALANCE SHEETS
AS OF SEPTEMBER 30, 2026
(all amounts in U.S. dollars, except for number of shares)

	Nano Historical (Unaudited)	Neptune Historical (Unaudited)	Pro Forma Adjustment (Unaudited)	Note	Pro-forma Combined (Unaudited)
ASSETS					
Current assets					
Cash and cash equivalents	$ —	$ 51,498	$ —		$ 51,498
Accounts receivable, net	—	387,630	—		387,630
Amount due from former sole director of Neptune Engineering (Marine) Limited	—	181,194	—		181,194
Deposit - current	—	3,077	—		3,077
Total current assets	—	**623,399**	—		**623,399**
Non-current assets					
Operating lease right-of-use assets, net	—	29,649	—		29,649
Plant and equipment, net	—	70,833	—		70,833
Deposit – non-current	—	1,795	—		1,795
Total non-current assets	—	**102,277**	—		**102,277**
TOTAL ASSETS	$ —	$ **725,676**	$ —		$ **725,676**
LIABILITIES AND STOCKHOLDERS' EQUITY					
Current liabilities					
Accrued expenses and other payables	$ —	$ 119,321	$ (117,000)	5 (b)	$ 2,321
Amount due to a director	11,540	—	—		11,540
Bank loans	—	492,982	—		492,982
Operating lease liabilities – current	—	20,775	—		20,775
Total current liabilities	**11,540**	**633,078**	(117,000)		**527,618**
Non-current liability					
Operating lease liabilities – non-current	—	9,455	—		9,455
Convertible note	49,698	—	—		49,698
Total non-current liability	49,698	9,455	—		59,153
TOTAL LIABILITIES	$ **61,238**	$ **642,533**	$ (117,000)		$ **586,771**
Stockholders' equity					
Common Stock	$ 327,377	$ 1	1,999	5 (b), (c)	$ 329,377
Preferred stock					
Series A Convertible Preferred Stock	2,347	—	—		2,347
Series B Convertible Preferred Stock	3	—	—		3
Series C Convertible Preferred Stock	50	—	—		50
Series D Convertible Preferred Stock	36	—	—		36
Special 2021 Series A Preferred Stock	50,000	—	—		50,000
Additional paid-in capital	11,651,483	1,282	115,001	5 (b), (c)	11,767,766
(Accumulated losses) retained earnings	(12,092,534)	81,860	—		(12,010,674)
Total stockholders' (deficit) equity	**(61,238)**	**83,143**	117,000		**138,905**
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ —	$ 725,676	$ —		$ 725,676

The accompanying notes are an integral part of these pro forma condensed combined financial statements.

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2026
(Amounts in U.S. dollars, except for number of shares and per share data)

	Nano Historical (Unaudited)	Neptune Historical (Unaudited)	Pro Forma Adjustments (Unaudited)	Pro-forma Combined (Unaudited)
Revenue				
Marine engineering and related services	$ —	$ 574,505	$ —	$ 574,505
Renovation and fitting out services	—	738,068	—	738,068
Total revenue	$ —	$ **1,312,573**	—	$ **1,312,573**
Cost of revenue				
Marine engineering and related services	—	(435,841)	—	(435,841)
Renovation and fitting out services	—	(343,112)	—	(343,112)
Total cost of revenue	$ —	$ **(778,953)**	$ —	$ **(778,953)**
Gross profit	—	**533,620**	—	**533,620**
Operating expenses				
Operating expenses	(18,472)	(452,279)	—	(470,751)
Total operating expenses	$ (18,472)	$ (452,279)	$ —	$ (470,751)
(Loss) income from operations	(18,472)	81,341	—	62,869
Other (expense) income				
Interest expense	—	(29,667)	—	(29,667)
Other income	8,925	1,248	—	10,173
Total other expense, net	$ **8,925**	$ **(28,419)**	$ —	$ **(19,494)**
(Loss) income before income taxes expense	(9,547)	52,922	—	43,375
Income taxes expense	—	—	—	—
Net (loss) income and comprehensive (loss) income	$ **(9,547)**	$ **52,922**	$ —	$ **43,375**
Earnings (Loss) per share attributable to common stockholders				
Basic and diluted	$ (0.000)	$ 52,922		$ 0.000
Veighted average number of common stockholders				
Basic and diluted	3,273,765,298	1	19,999,999	3,293,765,298

The accompanying notes are an integral part of these pro forma condensed combined financial statements.

PRO FORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME
FOR THE YEAR ENDED DECEMBER 31, 2025
(Amounts in U.S. dollars, except for number of shares and per share data)

	Nano Historical (Audited)	Neptune Historical (Audited)	Pro Forma Adjustments (Unaudited)	Pro-forma Combined (Unaudited)
Revenue				
Marine engineering and related services	$ —	$ 648,695	$ —	$ 648,695
Renovation and fitting out services	—	357,306	—	357,306
Sales of material and equipment	—	220,936	—	220,936
Total revenue	$ —	$ **1,226,937**	—	$ **1,226,937**
Cost of revenue				
Marine engineering and related services	—	(609,183)	—	(609,183)
Renovation and fitting out services	—	(140,963)	—	(140,963)
Sales of material and equipment	—	(118,141)	—	(118,141)
Total cost of revenue	$ —	$ **(868,287)**	$ —	$ **(868,287)**
Gross profit	—	**358,650**	—	**358,650**
Operating expenses				
Operating expenses	(4,043)	(224,210)	—	(228,253)
Total operating expenses	$ (4,043)	$ (224,210)	$ —	$ (228,253)
(Loss) income from operations	(4,043)	134,440	—	130,397
Other (expense) income				
Interest income	—	4	—	4
Interest expense	—	(31,740)	—	(31,740)
Total other expense, net	$ —	$ **(31,736)**	$ —	$ **(31,736)**
(Loss) income before income taxes expense	(4,043)	102,704	—	98,661
Income taxes expense	—	(5,024)	—	(5,024)
Net (loss) income and comprehensive (loss) income	$ **(4,043)**	$ **97,680**	$ —	$ **93,637**
Earnings (Loss) per share attributable to common stockholders				
Basic and diluted	$ (0.000)	$ 9.768		$ 0.000
Weighted average number of common stockholders				
Basic and diluted	3,273,765,298	10,000	19,990,000	3,293,765,298

The accompanying notes are an integral part of these pro forma condensed combined financial statements.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

NOTE 1. DESCRIPTION OF THE PROPOSED SHARE EXCHANGE

Nano Mobile Healthcare, Inc. ("Nano" or the "Company"), a Delaware corporation whose common stock is quoted on the OTC Markets under the symbol "VNTH", Neptune Engineering (Marine) Limited ("Neptune HK"), a limited liability private company incorporated in Hong Kong, and the shareholder of Neptune Global Engineering Limited ("Neptune BVI"), a company incorporated in the British Virgin Islands, entered into a share exchange and acquisition agreement dated July 24, 2026 (the "The Share Exchange Agreement").

Pursuant to the Share Exchange Agreement, and subject to the satisfaction or waiver of the applicable closing conditions, Nano will issue an aggregate of 20,000,000 shares of the Nano's common stock (the "Consideration Shares") to (i) acquire all 10,000 issued and outstanding ordinary shares of Neptune HK, which are held through Neptune BVI, in exchange for an aggregate of 12,200,000 shares of the Consideration Shares; and (ii) issue an aggregate of 7,800,000 shares of the Consideration Shares to independent investors for cash considerations. No cash payment, promissory note or assumption of indebtedness is payable as additional consideration. Upon closing, Neptune HK will become an indirect wholly owned subsidiary of Nano (the "Proposed Transaction"). As of the date of September 30, 2026, the Proposed Transaction has not closed and the Consideration Shares have not been issued. Nano currently expects the Proposed Transaction to close in the fourth quarter of 2026.

Pursuant to a deed of trust, Mr. Cheng Chun Yu held the ordinary shares of Neptune BVI and Neptune HK (collectively "Neptune") as nominee for and on behalf of Mr. Cheng Chung Sing, the ultimate beneficial owner of Neptune. On August 4, 2026, Mr. Cheng Chun Yu transferred all 10,000 issued and outstanding ordinary shares of Neptune HK to Neptune BVI, which was wholly owned by Mr. Cheng Chun Yu. Subsequently, on September 8, 2026, the shares of Neptune BVI were transferred to Nano. Notwithstanding the aforementioned legal share transfer, the Proposed Transaction has not been completed as of September 30, 2026 as the Consideration Shares have not been issued. Accordingly, Nano had not obtained control of Neptune HK for accounting purposes as of September 30, 2026.

The management currently expects the Proposed Transaction to be completed in the fourth quarter of 2026. Accordingly, the accompanying pro forma condensed combined financial statements have been prepared based on the assumption that the Proposed Transaction will be consummated and the related transaction assumptions and pro forma adjustments described in Note 3.

Upon completion of the Proposed Transaction and issuance of the 20,000,000 Consideration Shares, such shares are expected to represent approximately 0.61% of the Nano's outstanding common stock, without giving effect to the voting and other rights of the Company's preferred stock.

NOTE 2. BASIS OF PRESENTATION

These pro-forma condensed combined financial statements have been prepared in accordance with Article 11 of Regulation S-X, as amended by SEC Final Rule 33-10786 (effective January 1, 2021). The pro-forma condensed combined financial information reflects the historical financial statements of Nano and Neptune, adjusted to give effect to the merger and certain related transactions described herein.

These statements are combined, not consolidated. The two companies remain distinct legal entities; the merger has not yet legally closed, and there is no parent-subsidiary relationship at the date of these statements. Combined presentation is used for investor information purposes only - to illustrate what the combined entity's financial position and results of operations would have approximated had the merger occurred on January 1, 2025. ARB No. 51 / ASC 810-10 consolidation provisions do not apply at this point.

In accordance with Article 11, only Transaction Accounting Adjustments are presented (and these are described qualitatively in Note 5 rather than via separate adjustment columns due to immateriality). No Management's Adjustments (as defined in Rule 11-02(a)(7)) - such as projected synergies - are presented.

NOTE 2. BASIS OF PRESENTATION (cont.)

Both companies report under U.S. generally accepted accounting principles ("U.S. GAAP") and use the U.S. dollar as their functional and presentation currency. No IFRS-to-GAAP conversion or currency translation adjustments are required.

All amounts are presented in U.S. dollars, except share and per-share data.

No comparative pro-forma information for the nine months ended September 30, 2025 has been prepared.

NOTE 3. ASSUMED TRANSACTION DATES

The pro-forma condensed combined balance sheet as of September 30, 2026 gives effect to the merger as if it had occurred on September 30, 2026. The pro-forma condensed combined statement of operations and comprehensive (loss) income for the nine months ended September 30, 2026, and the year ended December 31, 2025, gives effect to the merger as if it had occurred on January 1, 2025. The actual legal closing of the merger has not yet occurred.

NOTE 4. ANTICIPATED ACCOUNTING TREATMENT: REVERSE RECAPITALIZATION

For the purposes of these pro forma condensed combined financial statements, management has assumed that the Proposed Transaction will be accounted for as a reverse recapitalization rather than as a business combination under ASC 805, Business Combinations. In determining the anticipated accounting treatment, management evaluated the facts and circumstances surrounding the Proposed Transaction, including the nature of the operations and assets of Nano and Neptune, the relative voting rights of the shareholders of the combined entity, the composition of the governing body and senior management, and the relative size and substance of the entities.

At the assumed transaction date, Nano is expected to be a non-operating public shell company with no significant operating activities, revenue-generating processes, or organized workforce. Nano's assets and liabilities are not expected to constitute an integrated set of activities and assets capable of producing outputs. Accordingly, for purposes of the assumed accounting treatment, Nano is not expected to meet the definition of a business under ASC 805.

Based on the foregoing factors and the terms of the Proposed Transaction, management has assumed for purposes of the pro forma presentation that Neptune will be the accounting acquirer and Nano will be the accounting acquiree. Accordingly, the Proposed Transaction is assumed to be accounted for as a reverse recapitalization, which is a capital transaction in substance rather than a business combination. Under this assumed accounting treatment, no goodwill or other intangible assets would be recognized. In making this assumption, management has considered the voting and other substantive governance rights associated with Nano's preferred stock, including the fact that holders of such preferred stock are expected to retain a majority of the voting power following consummation.

Under reverse recapitalization accounting: (i) the historical financial statements of the combined entity going forward will be those of the accounting acquirer, Neptune; (ii) the legal capital structure (par value, share count, authorized shares) of the combined entity is that of the legal acquirer, Nano; (iii) Nano's net assets at the assumed transaction date are recorded at their pre-merger carrying values, with no fair-value step-up and no recognition of goodwill or bargain purchase gain; and (iv) any difference between the par value of shares issued and the fair value of net assets received is reflected in additional paid-in capital.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(cont.)

NOTE 5. PRO FORMA ADJUSTMENTS

These pro forma condensed combined financial statements have been prepared to give effect to the Proposed Transaction based on the assumptions and transaction dates described in Note 3. Since the Proposed Transaction had not been consummated as of the date of these statements and no parent-subsidiary relationship existed between the entities as of that date. The following pro forma adjustments have been reflected in the pro forma combined column to give effect to the Proposed Transaction:

(a) Intercompany balances and transactions

There were no historical intercompany balances or transactions between the entities requiring elimination.

(b) Deposits received from independent investors, share capital reclassification and issuance of 7,800,000 common stock to independent investors

During the three months ended September 30, 2026, independent investors made deposits totaling $117,000 to Nano in connection with their subscriptions for the Consideration Shares. Such deposits are presented as "Accrued expenses and other payables" under Neptune Historical in the pro forma condensed combined financial statements.

The pro forma adjustments reflect the reclassification of the $(117,000) deposits from accrued expenses and other payables to equity upon the assumed issuance of 7,800,000 common shares to the independent investors, comprising $780 credited to common stock at par value and $116,220 credited to additional paid-in capital ("APIC").

(c) Share capital reclassification and issuance of 12,200,000 common stock to Neptune

Neptune's pre-merger share capital of $1 reclassified into APIC to conform to Nano's legal capital structure. Pro-forma combined share capital reflects Nano's historical common stock balance of $327,377 and addition of $1,220 upon issuance of 12,200,000 common stock upon completion of the Proposed Transaction. Pro forma combined APIC reflects the sum of Neptune's APIC of $1,282, Nano's APIC of $11,651,483, and the $(1,219) reclassification.

(d) For purposes of the pro-form basic and diluted (loss) earnings per share calculation, the weighted-average shares outstanding of 3,293,765,298 shares have been adjusted to reflect the assumed recapitalization and issuance 20,000,000 common stock upon completion of the Proposed Transaction.

(e) Accumulated deficit and retained earnings

Nano's historical accumulated deficit of $(12,092,534) is carried forward and combined with Neptune's historical retained earnings of $76,243, resulting in a pro-forma combined accumulated deficit of $(12,016,291). Management has elected to carry forward Nano's accumulated deficit rather than absorb it into additional paid-in capital. SAB Topic 4.C supports fact-specific treatment; absorption into APIC was rejected because Nano's accumulated deficit substantially exceeds combined APIC, which would have resulted in a negative APIC of $(363,526), a presentationally inappropriate outcome.

(f) No fair-value step-up; no goodwill

Consistent with reverse recapitalization treatment, Nano's net assets are recorded at their pre-merger carrying values. No fair-value step-up is applied. No goodwill or bargain purchase gain is recognized.

(g) Transaction costs

Direct costs of issuing equity in connection with the merger, including legal fees, accounting and professional fees, SEC and FINRA filing fees, OTC market listing fees, printer fees, and other miscellaneous costs have not been capitalized since the transaction is not yet closed.

NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
(cont.)

NOTE 6. REFERENCE TO STANDALONE FINANCIAL STATEMENTS

These pro forma condensed combined financial statements should be read in conjunction with the following standalone financial statements:

(a) Nano - audited financial statements as of and for the years ended December 31, 2025 and 2024 and unaudited condensed financial statements as of and for the nine months ended September 30, 2026 and 2025.

(b) Neptune - audited financial statements as of and for the years ended December 31, 2025 and 2024.

Notes to those standalone statements - including but not limited to revenue recognition policies, leases (ASC 842), related party transactions, stockholders' equity, income taxes, and subsequent events - are incorporated herein by reference and are not duplicated in these pro forma condensed combined financial statements.

NOTE 7. MATERIAL ASSUMPTIONS AND LIMITATIONS

These pro forma condensed combined financial statements are presented for informational purposes only. They are not necessarily indicative of the financial position or results of operations that would have been achieved had the merger actually occurred on the dates indicated, nor are they indicative of future financial position or results of operations of the combined entity. The pro-forma adjustments are based on currently available information and assumptions that management believes are reasonable. Final adjustments may differ materially from those reflected herein.

These pro forma condensed combined financial statements have not been audited or reviewed by the Company's independent registered public accounting firm.